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                                                                 EXHIBIT 10(s)




                             TERMINATION AGREEMENT


         This TERMINATION AGREEMENT dated as of November 20, 1995 ("Agreement") is entered into by and between Family Restaurants, Inc., a Delaware corporation (the "Company") and Leonard Green & Associates, L.P. ("Green"), formerly Leonard Green & Partners, L.P., with respect to that certain Management Services Agreement dated as of January 27, 1994 (the "Management Services Agreement").

         WHEREAS, pursuant to the Management Services Agreement, Green was retained by the Company to provide certain management financial services to the Company and its subsidiaries; and

         WHEREAS, the Company no longer wishes to retain Green for such services and Green desires not to continue to provide such services.

         NOW, the parties hereby agree as follows:

         (i) that the Management Services Agreement be, and it hereby is, terminated as of the date hereof; provided, however, as stated in the last paragraph of Section 3 of the Management Services Agreement, the Company's indemnification obligations set forth in Section 5 of the Management Services Agreement shall survive the termination;

         (ii) that earned and unpaid fees owed to Green of $375,000 for services rendered prior to date of this Agreement shall be paid to Green at such time as Apollo Advisors, L.P. ("Apollo") is paid the fees owed to Apollo for its management and financial services rendered to this date pursuant to that certain Management Services Agreement dated January 27, 1994 between the Company and Apollo.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers or representatives on the date first appearing above.

                        FAMILY RESTAURANTS, INC.

                        By:    _____________________________________
                               Robert T. Trebing, Jr.
                               Senior Vice President and Chief Financial Officer


                        LEONARD GREEN & ASSOCIATES, L.P.

                        By:    _____________________________________
                               Jonathan D. Sokoloff
                               Partner